UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

MAXRAY OPTICAL TECHNOLOGY CO. LTD.

(Exact name of small business issuer as specified in its charter)

                       Delaware                                         333-147225                                         N/A

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

5618 Tenth Line West, Unit 9

Mississauga, Ontario, CANADA L5M 7L9

 (Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers

Effective July 30, 2012, Mr. John Campana resigned his position as Chief Executive Officer and President of Maxray Optical Technology Co. Ltd. (“Maxray”) due to illness. Mr. Campana also resigned his commission as a Director of Maxray effective July 30, 2012.

EXHIBIT INDEX

The following exhibits are furnished pursuant to items 5.02 (Departure of Directors or Certain Officers)

Exhibit Number	Description
10.1	Letter of Resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2012                                  Maxray Optical Technology Co. Ltd.

                                                                                                 /S/

                                                                               _______________________

                                                                               George Parselias, CFO

Exhibit 10.1

To the shareholders of Maxray Optical Technology Co. Ltd.

Letter of Resignation:

Please be advised that, due to personal medical complications and upon the advice of my medical practitioner, I am resigning my position as Chief Executive Officer and President of Maxray Optical Technology Co. Ltd. and further make notice that I am also resigning my appointment as a Director of Maxray Optical Technology Co. Ltd. effective this date written.

Yours truly,

s/s

John Capana

Date:  July 30, 2012

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